UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2026
 ______________________
INGREDION INCORPORATED
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	1-13397	22-3514823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois		60154
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 551-2600
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On March 18, 2026, the Board of Directors of Ingredion Incorporated (the “Company”) elected Jason Payant to serve as Interim Chief Financial Officer of the Company effective April 1, 2026. In this role, he will serve as the Company’s principal financial officer. Mr. Payant succeeds James D. Gray, whose resignation as Executive Vice President and Chief Financial Officer of the Company effective March 31, 2026 was reported on January 27, 2026.
Mr. Payant, age 55, has been in service with the Company since 2012 in roles of increasing responsibility. He has served as the Company’s Vice President, Finance, Global Texture & Healthful Solutions since November 2025, in which position he will continue during his service as Interim Chief Financial Officer. Before his appointment to this position, Mr. Payant was Vice President, Finance, Food & Industrial Ingredients U.S./Canada from January 2024 to November 2025, Interim Vice President, Investor Relations from September 2021 to October 2022, and Vice President, Finance from October 2017 to January 2024.
There are no arrangements or understandings between Mr. Payant and any other persons pursuant to which Mr. Payant was selected as Interim Chief Financial Officer. In addition, there have been no transactions, nor are there any currently proposed transactions, to which the Company was, is or is to be a participant and in which Mr. Payant or any member of his immediate family had, has or will have, a direct or indirect material interest.
During the period of his service as the Company’s Interim Chief Financial Officer, Mr. Payant will receive monthly cash compensation of $25,000 in addition to his pre-existing compensation and benefits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2026	Ingredion Incorporated

	By:	/s/ Tanya M. Jaeger de Foras
Tanya M. Jaeger de Foras Senior Vice President, Chief Legal Officer, Corporate Secretary, and Chief Compliance Officer